NORTHERN FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated November 1, 2010 to Statement of Additional Information dated July 31, 2010

The first line of the table under “Portfolio Managers,” on page 90, is replaced by the following:

Portfolio	Portfolio Manager(s)
Enhanced Large Cap Fund	Alex Ryer and Joseph E. Wolfe

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The following information is added to the information under “Disclosure of Securities Ownership” on page 100:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Alex Ryer	Enhanced Large Cap Fund	$0

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Effective August 30, 2010, Peter Stournaras is no longer a portfolio manager of Enhanced Large Cap Fund. All references to Mr. Stournaras in the Statement of Additional Information are hereby deleted.